SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 26, 2003

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

300 High Street
Hamilton, Ohio		45011
(Address of principal executive		(Zip Code)
offices)

Registrant’s telephone number, including area code: (513) 867-5240

Form 8-K	First Financial Bancorp.

Item 7. Exhibits.

(a)	Exhibits:

99.1	Certification of Periodic Financial Report By Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Periodic Financial Report By Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

     On March 26, 2003, Stanley N. Pontius, President and Chief Executive Officer of First Financial Bancorp., and C. Douglas Lefferson, Senior Vice President and Chief Financial Officer of First Financial Bancorp., each signed the Certification of Periodic Financial Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the First Financial Bancorp. Form 10-K for the fiscal year ended December 31, 2002. The Certifications were submitted to the Securities and Exchange Commission on March 26, 2003. A copy of each of these Certifications is attached as Exhibits 99.1 and 99.2 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ C. Douglas Lefferson
C. Douglas Lefferson
Senior Vice President and
Chief Financial Officer

Date: March 26, 2003

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit Nos.	Description

99.1	Certification of Periodic Financial Report By Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Periodic Financial Report By Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.